EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

Supplement to Prospectus dated May 1, 2017

1.

The following replaces “Management” under “Fund Summaries – Eaton Vance Global Small-Cap Fund”:

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Manager

Aidan M. Farrell, Vice President of EVAIL, has managed the Fund since July 2015.

2.

The following replaces the second paragraph under “Management.” in “Management and Organization”:

Each investment adviser manages investments pursuant to an investment advisory agreement.  Each Fund (except Global Small-Cap Fund, Real Estate Fund, Small-Cap Fund and Special Equities Fund) has been allocated its pro rata share of the advisory fee paid by the Portfolio(s) in which it invests.  Pursuant to a sub-advisory agreement, BMR has delegated a portion of the investment management of Global Small-Cap Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), a registered investment adviser.  Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as sub-adviser to the Fund.  EVAIL is located at 125 Old Broad Street, London, EC2N 1AR, United Kingdom.  BMR pays EVAIL a portion of the applicable advisory fee for sub-advisory services provided to that Fund.

3.

The following replaces the third and fourth paragraphs under “Global Small-Cap Fund.” in “Management and Organization”:

For the fiscal year ended December 31, 2016, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Fund was 0.75%.  BMR pays EVAIL a portion of its fees for sub-advisory services provided to the Fund.

Global Small-Cap Fund has been managed by Aidan M. Farrell since July 2015.  Mr. Farrell manages other Eaton Vance portfolios.  Prior to joining EVAIL in November 2017, Mr. Farrell held identical positions at EVMI.  Prior to joining EVMI as a Vice President in June 2015, Mr. Farrell was Managing Director at Goldman Sachs Asset Management where he also served as a portfolio manager (2008-2015).

November 1, 2017	27434 11.1.17

EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GLOBAL SMALL-CAP FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND

Supplement to Statement of Additional Information dated May 1, 2017

1.

References to Eaton Vance Management (International) Limited should be replaced with Eaton Vance Advisers International Ltd. and references to EVMI should be replaced with EVAIL throughout the Statement of Additional Information with the exception of the reference to EVMI in the third paragraph and the following table under “Investment Advisory and Administrative Services”.

2.

The following replaces the information in the table under “Fund Management.” in “Management and Organization” under “Interested Trustees”:

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	177	Director of EVC and Hexavest Inc. (investment management firm).

3.

The following replaces the ninth paragraph in the paragraphs below the tables under “Fund Management.” in “Management and Organization”:

Thomas E. Faust Jr.  Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

4.

The following replaces the third paragraph and table under “Investment Advisory Services.” under “Investment Advisory and Administrative Services”:

Pursuant to an investment sub-advisory agreement between BMR and EVAIL, BMR pays compensation to EVAIL for providing sub-advisory services to Global Small-Cap Fund.  Prior to November 1, 2017, Eaton Vance Management (International) Limited (“EVMI”) served as the sub-adviser.  EVMI became sub-adviser to the Fund on December 3, 2015.  The following table sets forth the sub-advisory fees for the two fiscal years ended December 31, 2016:

Sub-Advisory Fee for Fiscal Years Ended
12/31/16	12/31/15
$70,053(1)	$12,198(2)

(1)

For the fiscal year ended December 31, 2016, EVMI was allocated $71,529 of the Fund’s operating expenses.

(2)

For the period December 3, 2015 to December 31, 2015, EVMI was allocated $12,175 of the Fund’s operating expenses.

5.

The following replaces “Information About EVMI.” under “Investment Advisory and Administrative Services”:

Information About EVAIL.  EVAIL provides investment advice to institutional clients and pooled investment vehicles.  EVAIL was originally organized in 2017.

November 1, 2017	11.1.17